UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

NEWMARKET CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Vote by Internet • Go to www.envisionreports.com/NEU • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website IMPORTANT ANNUAL MEETING INFORMATION    Shareholder Meeting Notice and Admission Ticket Important Notice Regarding the Availability of Proxy Materials for the NewMarket Corporation Annual Meeting of Shareholders to be Held on April 26, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/NEU Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. _ Step 1: Go to www.envisionreports.com/NEU to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.    Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 16, 2018 to facilitate timely delivery. 2NOT + 02RVKB

Shareholder Meeting Notice and Admission Ticket NewMarket Corporation’s Annual Meeting of Shareholders will be held on April 26, 2018 at the Virginia Museum of History & Culture, 428 N. Boulevard, Richmond, VA at 10:00 a.m. Eastern Daylight Time. Directions to the annual meeting can be found in the proxy statement. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposal 2 and FOR Proposal 3. 1. Election of Directors. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2018. 3. Approval, on an advisory basis, of the compensation of the named executive officers of NewMarket Corporation. 4. In their discretion, the Proxyholders are authorized to vote upon such other business and matters as may properly come before the Annual Meeting.    PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Admission Ticket (If you plan to attend the Annual Meeting, bring this Admission Ticket with you) NewMarket Corporation Annual Meeting of Shareholders Thursday, April 26, 2018 at 10:00 A.M. Virginia Museum of History & Culture 428 N. Boulevard Richmond, VA 23220 Directions to the annual meeting can be found in the proxy statement. Here’s how to order a copy of the proxy materials and select a future delivery preference: PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/NEU. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email message with “Proxy Materials Order” in the subject line and in the body of the message, your full name and address and the number located in the shaded bar on the reverse to envision@computershare.com. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2018. 02RVKB